Exhibit 10.1

Execution Version

LIMITED CONSENT, THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT AND FIRST AMENDMENT TO FEE LETTER

This LIMITED CONSENT, THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT AND FIRST AMENDMENT TO FEE LETTER (this “Third Amendment”) is entered into as of February 24, 2026, by and among HALCÓN HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders to the Existing Credit Agreement (as defined below) constituting the Required Lenders, FORTRESS CREDIT CORP., a Delaware corporation (in its individual capacity, “Fortress”), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and, solely with respect to Article IX-A of the Existing Credit Agreement, BATTALION OIL CORPORATION, a Delaware corporation (“Holdings”).

RECITALS

A.The Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 26, 2024 (as amended by that certain First Amendment thereto, dated as of January 9, 2025, and that certain Second Amendment thereto, dated as of November 12, 2025, the “Existing Credit Agreement”; and as amended by this Third Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), pursuant to which the Lenders made certain Loans and certain other accommodations to the Borrower; and
B.Pursuant to that certain Agreement of Sale and Purchase, dated as of December 1, 2025 (the “West Quito PSA”), by and among MCM Delaware Resources, LLC, a Texas limited liability company, as purchaser, and Halcón Energy Properties, Inc., a Delaware corporation, Halcón Permian, LLC, a Delaware limited liability company, Halcon Operating Co., Inc., a Texas corporation, and Halcón Field Services, LLC, a Delaware limited liability company, as sellers (the “West Quito Sellers”), the parties have agreed that, among other things, the West Quito Sellers will sell its interests in the Assets (as defined in the West Quito PSA) (the “West Quito Sale”) in exchange for the Purchase Price (as defined in the West Quito PSA) on the terms and subject to the conditions set forth therein (the “Proposed Transaction”).
C.The Borrower has requested that the Administrative Agent and the Lenders consent to the Proposed Transaction and amend certain provisions of the Existing Credit Agreement and that certain Fee Letter, dated as of December 26, 2024 (the “Existing Fee Letter”), by and among the Borrower and the Administrative Agent, in each case, as set forth in this Third Amendment, and the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) are willing to do so subject to the satisfaction of the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Third Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.
2.Limited Consent to the Proposed Transaction.

(a)Subject to the satisfaction of the conditions set forth in Section 4 below, the Administrative Agent and Required Lenders hereby (i) consent to the consummation of the Proposed Transaction in accordance with the West Quito PSA, (ii) waive any non-compliance with Section 9.12 (Sales of Property; Unwinds of Swap Agreements) of the Existing Credit Agreement and any Default or Event of Default arising as a result of such non-compliance, in each case to the extent such non-compliance, Default or Event of Default would have otherwise resulted from consummation of the Proposed Transactions, and (iii) agree not to exercise any of the rights or remedies available to the Administrative Agent or any Lender under the Existing Credit Agreement or any of the other Loan Documents arising solely as a result of the consummation of the Proposed Transaction in accordance with the terms of the West Quito PSA.
(b)The consent set out in Section 2(a) above is limited to the extent specifically set out in this Third Amendment, and except as set out in this Third Amendment, no other terms, covenants, or provisions of the Existing Credit Agreement or any other Loan Documents are intended to be affected by this Third Amendment.
(c)Subject to the satisfaction of the conditions set forth in Section 4 below, (i) any and all liens, encumbrances and security interests of the Administrative Agent and the Lenders of any kind or character in the Assets (as defined in the West Quito PSA), to the extent sold, assigned, transferred or conveyed (directly or indirectly) pursuant to the West Quito PSA, are hereby immediately, automatically and irrevocably released, terminated and discharged in full, without any further action by any party, and the Administrative Agent shall, at the Borrower’s sole cost and expense, promptly execute and/or deliver such releases, terminations and other instruments as Borrower may reasonably request to evidence such release, termination and discharge, including original release of the liens created under the applicable Mortgages in recordable form.
3.Amendments to Existing Credit Agreement and the Existing Fee Letter. Upon the Third Amendment Effective Date (as defined below), each of the parties hereto agrees that the Existing Credit Agreement and the Existing Fee Letter shall be amended to read as follows:
(a)Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions in their respective proper alphabetical order:
(i)““West Quito Sale” means the Disposition by the West Quito Sellers of the “Assets” (as defined in the West Quito PSA).”

(ii)““West Quito Sellers” means Halcón Energy Properties, Inc., a Delaware corporation, Halcón Permian, LLC, a Delaware limited liability company, Halcon Operating Co., Inc., a Texas corporation, and Halcón Field Services, LLC, a Delaware limited liability company.”
(iii)““West Quito Prepayment Amount” has the meaning assigned to such term in Section 3.04(c)(iii)(B).”
(iv)““West Quito PSA” means that certain Agreement of Sale and Purchase, dated as of December 1, 2025, by and among MCM Delaware Resources, LLC, a Texas limited liability company, as purchaser, and the West Quito Sellers, as sellers.”
(v)““West Quito Reinvestment Proceeds” has the meaning assigned to such term in Section 3.04(c)(iii)(B).”
(b)The definition of “Reinvestment Proceeds” in Section 1.01 of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

““Reinvestment Proceeds” has the meaning assigned to such term in Section 3.04(c)(iii)(A).”

(c)Section 3.04(c)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Dispositions and Unwinds. In addition to the foregoing mandatory prepayments set forth in this Section 3.04(c):

(A) subject to clause (B) below, within two (2) Business Days following the receipt by any Loan Party of any Net Cash Proceeds from any Disposition made pursuant to Section 9.12(g), Section 9.12(i), Section 9.12(j) or Section 9.12(o), the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Disposition or Unwind solely to the extent the Net Cash Proceeds of such transaction or series of related transactions is in excess of $5,000,000, provided that so long as no Event of Default shall have occurred and be continuing, the Loan Parties may reinvest the amount of any such Net Cash Proceeds (the “Reinvestment Proceeds”) within one hundred and eighty (180) days after the receipt thereof by making Permitted Capital Expenditures or by making a Permitted Reinvestment Transaction; provided that if the recipient does not intend to fully reinvest such Reinvestment Proceeds, or if the time period set forth in this sentence expires without such recipient having reinvested such Reinvestment Proceeds, the Borrower shall prepay the Loans in an amount equal to such Reinvestment Proceeds (to the extent not reinvested within such time period); provided further that the Reinvestment Proceeds shall be deposited into a Reinvestment Proceeds Account within three (3) Business Days from the date of receipt of such Reinvestment Proceeds until the date such Reinvestment Proceeds are reinvested in accordance with this Section 3.04(c)(iii)(A); or

(B) concurrent with the closing of the West Quito Sale and the receipt by any Loan Party of any Net Cash Proceeds from the Disposition made pursuant to Section 9.12(q), the Borrower shall prepay the Loans in an aggregate amount equal to $40,000,000 (the “West Quito Prepayment Amount”), provided that so long as no Event of Default shall have occurred and be continuing, the Loan Parties shall reinvest any remaining Net Cash Proceeds received by any Loan Party from the Disposition made pursuant to Section 9.12(q) following the prepayment of the West Quito Prepayment Amount  (excluding, for the avoidance of any doubt, any Net Cash Proceeds received by any Loan Party from the Unwind in connection with the West Quito Sale) (the “West Quito Reinvestment Proceeds”) within one hundred and eighty (180) days after the receipt thereof by (x) utilizing not more than $5,000,000 of such West Quito Reinvestment Proceeds to acquire additional contiguous non-operated Oil and Gas Properties consisting of Proved Developed Producing Reserves and located in Ward and Winkler Counties, Texas; provided, that the Loan Parties shall promptly grant to the Administrative Agent as security for the Secured Obligations a first-priority Lien on such additional Oil and Gas Properties pursuant to Security Documents reasonably required by the Administrative Agent; (y) utilizing not more than $5,000,000 of such West Quito Reinvestment Proceeds to fund Permitted Capital Expenditures in connection with Midstream Properties in the Borrower’s Monument Draw area; and/or (z) funding Permitted Capital Expenditures in connection with the drilling and completion of a Qualifying Project consisting of two (2) Monument Draw Wolfcamp A wells with 10,000 foot laterals; provided further that if the time period set forth in this sentence expires without such recipient having reinvested such West Quito Reinvestment Proceeds, the Borrower shall prepay the Loans in an amount equal to such West Quito Reinvestment Proceeds (to the extent not reinvested within such time period); provided, further, that the West Quito Reinvestment Proceeds shall be deposited into a Reinvestment Proceeds Account within one (1) Business Day from the date of receipt of such West Quito Reinvestment Proceeds until the date such West Quito Reinvestment Proceeds are reinvested in accordance with this Section 3.04(c)(iii)(B))”

(d)Section 9.12(g)(vi) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“the aggregate consideration received in respect of all sales, Dispositions and Unwinds made since the Closing Date pursuant to this Section 9.12(g) shall not exceed $30,000,000.”

(e)Section 9.12 of the Existing Credit Agreement is hereby amended by (i) deleting the period at the end of clause (p) and replacing it with “; and” and (ii) adding a new clause (q) thereto to read as follows:

“(q) the West Quito Sale.”

(f)The first sentence of Section (c) of the Existing Fee Letter is hereby amended and restated in its entirety to read as follows:

“(c)to the Administrative Agent, for the pro rata account of each Lender, with respect to the date that is the earlier of (i) Payment in Full, (ii) the Maturity Date, or (iii) the Loans and other obligations otherwise becoming immediately due and payable pursuant to Section 10.02 of the Credit Agreement (including whether, in the case of clauses (i) or (iii), such Payment in Full or acceleration, respectively, may be made in connection with a refinancing transaction or a Disposition of all or substantially all of the assets of the Loan Parties) (such earlier date, the “Exit Fee Determination Date”), a specified fee (the “Exit Fee”, and together with the Upfront Fee and the Administrative Agent Fee, collectively, the “Fees”) equal to the amount resulting from multiplying 3.50% by the difference, if any, of (x) Total PDP PV-10 as of the Exit Fee Determination Date, less (y) the Total PDP PV-10 reflected in the Initial Reserve Report after pro forma adjustment(s) for the West Quito Sale and any other Disposition permitted by the Credit Agreement or otherwise consented to by the requisite number of Lenders.”

4.Conditions to Effectiveness. This Third Amendment shall not be effective until the satisfaction or waiver of the following conditions precedent (the “Third Amendment Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Third Amendment duly executed by each Loan Party, Holdings, the Administrative Agent and each Lender party hereto (constituting the Required Lenders);
(b)the Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent (i) attaching and certifying as to true, complete and correct, a copy of the West Quito PSA and (ii) certifying that substantially contemporaneously with the effectiveness of this Third Amendment, the West Quito Sale will be consummated as of the Third Amendment Effective Date except for payment of the Purchase Price (as defined in the West Quito PSA); and
(c)the Borrower shall have paid on or before the Third Amendment Effective Date, (i) all interest, fees, costs and expenses then due and payable to the Administrative Agent or the Lenders under and in accordance with the Existing Credit Agreement or Section 5 of this Third Amendment (including, but not limited to, (A) the Amendment Fee (as defined below) and (B) all reasonable and documented out-of-pocket legal expenses required to be paid by the Borrower pursuant to Section 12.03 of the Existing Credit Agreement to the extent invoiced one Business Day prior to the Third Amendment Effective Date) and (ii) the aggregate principal payment amount due under Section 3.01(a) of the Existing Credit Agreement for the fiscal quarter ending March 31, 2026 (it being understood and agreed that, upon such principal payment on the Third Amendment Effective Date, no such additional amount shall be due and payable under Section 3.01(a) of the Amended Credit Agreement for the fiscal quarter ending March 31, 2026).
5.Amendment Fee. On or before the Third Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender, an amount equal to 0.25% of the aggregate principal amount of the Loans outstanding on the Third Amendment Effective Date (which such fee, for the avoidance of doubt, shall be $520,312.50) (the “Amendment Fee”). The entire amount of the Amendment Fee shall be (a) fully earned and due and payable in full in cash on the Third Amendment Effective Date and (b) non-refundable upon payment thereof. The Amendment Fee shall be payable in U.S. Dollars in immediately available funds and shall be subject to Section 5.03(a) of the Existing Credit Agreement. The Borrower agrees that any Lender may, in its sole discretion, share all or a portion of the Amendment Fee with any of the other Lenders.
6.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, except in the case of any representation and warranty which (i) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of the respective date and (ii) is qualified by a materiality or Material Adverse Effect standard, in which case such representation and warranty shall be true and correct in all respects;
(b)such Loan Party is a limited liability company or corporation (as applicable), duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, as applicable;
(c)the execution, delivery and performance by such Loan Party of this Third Amendment have been duly authorized by all necessary limited liability company or corporate action;
(d)this Third Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)no Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Third Amendment.

7.No Modification. Except as expressly provided in this Third Amendment, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Existing Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Existing Credit Agreement and the Existing Fee Letter shall be deemed to be references to the Existing Credit Agreement and Existing Fee Letter as amended hereby.
8.Counterparts. This Third Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Subject to Section 4 hereof, this Third Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment.
9.Successors and Assigns. The provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the Existing Credit Agreement.
10.Indemnity. Each Loan Party hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 12.03 of the Existing Credit Agreement, and agrees that this Third Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.
11.Incorporation of Certain Terms. The provisions of Sections 8.11 and 12.09(b)-(d) of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
12.Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
13.Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s and the other Loan Parties’ “Secured Obligations” or any term of like nature (in each case as defined in the applicable Loan Document) under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of such obligations as amended hereby. Each of the Loan Parties hereby consents to this Third Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Third Amendment shall not (a) operate as a waiver or release of any right, power, claim, lien, security interest, entitlement or remedy of the Administrative Agent or the Lenders, (b) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Secured Obligations, or (c) operate as a release of any Loan Party from any covenant, warranty or obligation created by or contained herein or in any of the Loan Documents.
14.Release. Each of the Loan Parties, on behalf of itself and each of its Subsidiaries and its or their respective successors and assigns (collectively, the “Releasing Parties”), in consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, hereby expressly and forever releases, waives and discharges (and further agrees not to allege, claim or pursue) any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), rights, causes of action (whether direct or derivative in nature), demands, suits, costs, expenses, and damages, of any nature, description, or kind whatsoever, whether arising in contract, in tort, in law, in equity or otherwise, based in whole or in part on facts or otherwise, whether known, unknown or subsequently discovered, fixed or contingent, direct or indirect, joint and/or several, secured or unsecured, due or not due, liquidated or unliquidated, asserted or unasserted, or foreseen or unforeseen, which any of the Releasing Parties might otherwise have or may have against the Administrative Agent, the Lenders or each of the foregoing’s affiliates, principals, managers, managing members, members, controlling persons (within the meaning of the United States federal securities or bankruptcy laws), directors, officers, employees or other representatives (collectively, the “Releasees”), in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, judgment, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date of this Third Amendment in connection with the Loan Documents and/or the transactions contemplated thereby, including any actual or alleged performance or non-performance of any of the Releasees (any of the foregoing, a “Claim” and collectively, the “Claims”). Each of the Releasing Parties hereby expressly acknowledges and agrees that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims, and that with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 14.  Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 14.  Notwithstanding anything to the contrary, the provisions of this paragraph shall survive and remain in full force and effect regardless of the repayment or prepayment of any of the Loans or Secured Obligations, or the termination of the Existing Credit Agreement, this Third Amendment, any other Loan Document or any provision hereof or thereof.

15.Integration; Entire Agreement. Nothing in this Third Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Third Amendment. THIS THIRD AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
16.Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has executed this Third Amendment as of the Third Amendment Effective Date.

HALCÓN HOLDINGS, LLC, as Borrower

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCON OPERATING CO., INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN ENERGY PROPERTIES, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN FIELD SERVICES, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN PERMIAN, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

BATTALION OIL MANAGEMENT, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

Solely with respect to Article IX-A of the Existing Credit Agreement:

BATTALION OIL CORPORATION, as Holdings

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

IN WITNESS WHEREOF, each of the undersigned has executed this Third Amendment as of the Third Amendment Effective Date.

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXV CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF IV AB HOLDINGS FINANCE L.P., as a Lender
By: FLF IV AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF IV GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF IV GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

FLF IV HOLDINGS FINANCE L.P., as a Lender
By: FLF IV Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its Sole Member
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P., as a Lender
By: FLF III-IV MA-CRPTF CM LLC, as Servicer
By: Fortress Lending Fund III-IV MA-CRPTF LP, its Sole Member
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Deputy Chief Financial Officer

FORTRESS PRIVATE LENDING FUND as a Lender

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

FORTRESS CREDIT OPPORTUNITIES VIII CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FLF III AB HOLDINGS FINANCE L.P., as a Lender
By: FLF III AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXVII CLO LLC, as a Lender
By: FCO XXXVII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FLF III GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF III GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]

FLF III HOLDINGS FINANCE L.P., as a Lender
By: FLF III Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXI CLO LLC, as a Lender
By: FCO XXXI CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXV CLO LLC, as a Lender
By: FCO XXXV CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer

NONGHYUP BANK, as Trustee of AIP Upstream Specialized Privately Placed Fund Trust No. 3, as a Lender

By:	/s/ Park So Hyun
Name:	Park So Hyun
Title:	Manager

[Signature Page to Limited Consent, Third Amendment to
Second Amended and Restated Senior Secured Credit Agreement and First Amendment to Fee Letter]